                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  April 2, 2002
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)

                            Sunshine PCS Corporation
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                             333-50948              13-4141279
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(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)           Identification No.)

               359 West 11th Street, Suite 7B, New York, NY 10014
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               (Address of Principal Executive Offices)(Zip Code)

                                 (646) 335-1718
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.        Other Events and Regulation FD Disclosure.

            On April 2, 2002,  Sunshine PCS  Corporation  issued a press release announcing  that the expiration  time and date of its ongoing  rights  offering, which was 5:00 p.m.  New York City time on April 5, 2002,  has been  extended to
5:00 p.m.  New York City time on May 3, 2002.  A copy of this  press  release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.        Financial Statements and Exhibits.

       (c)     Exhibits

               99.1              Press Release of Sunshine PCS Corporation dated
                                 April 2, 2002.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Sunshine PCS Corporation

Dated: April 3, 2002                         By: /s/ Karen E. Johnson
                                                 -------------------------------
                                                 Name:  Karen E. Johnson
                                                 Title: Chief Executive Officer